UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2016

HOMELAND ENERGY SOLUTIONS, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-53202	20-3919356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	2779 Highway 24, Lawler, Iowa	52154
	(Address of principal executive offices)	(Zip Code)

(563) 238-5555
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Homeland Energy Solutions, LLC held its 2016 annual members meeting on Tuesday, April 5, 2016, for the purpose of electing three directors to our board of directors. Votes were solicited in person and by proxy.

Proposal One: Director Election

We had four nominees for the director positions. Nick Bowdish, Patrick Boyle and Chad Kuhlers were elected for three year terms until our 2019 annual meeting. The voting results for the director election were as follows:

Nominee	Votes For	Votes Withheld/Abstain
Nick Bowdish	15,405	1,722
Patrick Boyle	20,667	1,179
Chad Kuhlers	22,048	1,277
Robert Savre	10,455	1,073

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMELAND ENERGY SOLUTIONS, LLC

Date: April 6, 2016	/s/ David A. Finke
David A. Finke
Treasurer/Chief Financial Officer
(Principal Financial and Accounting Officer)